Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Utilities Portfolio
November 30, 2022
UTI-NPRT3-0123
1.810724.118
Common Stocks - 96.5%
	Shares	Value ($)
Construction & Engineering - 0.3%
Construction & Engineering - 0.3%
Quanta Services, Inc.	30,500	4,571,340
Electric Utilities - 71.7%
Electric Utilities - 71.7%
Avangrid, Inc. (a)	414,825	17,742,065
Constellation Energy Corp.	1,019,090	97,954,931
Duke Energy Corp.	499,547	49,919,732
Edison International	1,000,010	66,660,667
Entergy Corp.	374,800	43,577,996
Eversource Energy (a)	567,784	47,046,582
Exelon Corp.	1,717,589	71,056,657
FirstEnergy Corp.	1,764,502	72,768,062
NextEra Energy, Inc.	2,705,406	229,147,886
OGE Energy Corp.	189,548	7,669,112
PG&E Corp. (b)	4,991,766	78,370,726
Pinnacle West Capital Corp.	139,740	10,944,437
PNM Resources, Inc.	111,127	5,445,223
PPL Corp.	2,048,900	60,483,528
Southern Co.	2,330,265	157,619,125
Xcel Energy, Inc.	738,300	51,843,426
		1,068,250,155
Independent Power and Renewable Electricity Producers - 7.3%
Independent Power Producers & Energy Traders - 5.0%
Energy Harbor Corp. (b)	118,500	9,006,000
The AES Corp.	1,665,015	48,152,234
Vistra Corp.	718,197	17,473,733
		74,631,967
Renewable Electricity - 2.3%
Clearway Energy, Inc. Class A	166,124	5,468,802
NextEra Energy Partners LP (a)	358,061	28,820,330
		34,289,132
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		108,921,099
Multi-Utilities - 16.7%
Multi-Utilities - 16.7%
Consolidated Edison, Inc.	48,400	4,745,136
Dominion Energy, Inc.	697,360	42,615,670
NiSource, Inc.	1,736,319	48,512,753
Public Service Enterprise Group, Inc.	817,103	49,475,587
Sempra Energy	622,771	103,498,312
		248,847,458
Semiconductors & Semiconductor Equipment - 0.5%
Semiconductor Equipment - 0.5%
Enphase Energy, Inc. (b)	25,500	8,175,045
TOTAL COMMON STOCKS (Cost $1,139,828,495)		1,438,765,097

Money Market Funds - 5.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (c)	48,012,496	48,022,099
Fidelity Securities Lending Cash Central Fund 3.86% (c)(d)	33,878,867	33,882,255
TOTAL MONEY MARKET FUNDS (Cost $81,904,353)		81,904,354

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $1,221,732,848)	1,520,669,451
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(30,515,568)
NET ASSETS - 100.0%	1,490,153,883

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	15,713,381	490,338,424	458,029,706	430,636	-	-	48,022,099	0.1%
Fidelity Securities Lending Cash Central Fund 3.86%	21,483,975	535,541,938	523,143,658	34,861	-	-	33,882,255	0.1%
Total	37,197,356	1,025,880,362	981,173,364	465,497	-	-	81,904,354

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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